SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 1, 2009
MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
1-3924
(Commission File Number)
95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 975-7600
Not Applicable
(Former name, former address and
former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
The Company has previously disclosed that it has been pursuing gaming legislation favorable to the Company, an effort that began more than a decade ago. The Texas Legislature, which meets in regular session once every two years, adjourned its 2009 legislative session on June 1, 2009 without the adoption of gaming legislation. The Company has also previously disclosed that the Company’s horse and dog racing operations and licenses are subject to oversight by the Texas Racing Commission. During the 2009 legislative session, the Texas Legislature unexpectedly failed to reauthorize the Texas Racing Commission, which is set to expire on September 1, 2009. It is unclear what impact, if any, this development will have on the Company’s racing operations and licenses.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.
Date: June 4, 2009	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary